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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2009

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of registrant as specified in its charter)


           NEVADA                        000-51403               26-2590455
           ------                        ---------               ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

          660 LABAUVE DRIVE
            WESTWEGO, LA                                            70094
            ------------                                            -----
(Address of Principal Executive Offices)                          (Zip Code)

                                 (504) 340-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information relating to the Purchase Agreement (as defined below) included in Item 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         As previously discussed in a Current Report on Form 8-K dated January 28, 2009 and filed with the SEC on February 3, 2009, on January 28, 2009, Blackwater Midstream Corp. (the "Company") entered into certain subscription agreements (collectively, the "Purchase Agreement") with certain investors (the "Investors") for the sale of an aggregate of 8,224,600 shares of its common stock, par value $.001 per share, at a purchase price of $0.25 per share for gross proceeds of $2,056,150 (the "December 2008 Offering"). Pursuant to the terms of the Purchase Agreement the Investors are entitled to receive one share of common stock at no additional consideration for each four shares for which they subscribed, resulting in an effective purchase price of $0.20 per share. This results in an additional 2,056,150 shares (collectively, the "Free Shares"), in the aggregate to be issued to the investors, at no additional consideration, resulting in an aggregate of 10,280,750 shares to be issued to the Investors. Although certain of the Company's founding stockholders previously indicated that they would transfer their own shares as Free Shares, eliminating the need for the Company to issue such shares, the Company's board of directors has been advised by such founding stockholders that they will not transfer certain of their shares to the Investors (up to the number of Free Shares to be issued). Therefore the Company will issue the Free Shares.

         The issuance of the Free Shares is exempt from registration under Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (d) Exhibits.

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------
     10.1         Form of December 2008 Subscription Agreement (1)

     (1) Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2009.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 2, 2009

                                                BLACKWATER MIDSTREAM CORP.
                                                a Nevada corporation



                                                By: /s/ Donald St. Pierre
                                                    ----------------------------
                                                    Donald St. Pierre
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------
     10.1         Form of December 2008 Subscription Agreement (1)

     (1) Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2009.